Clover Health Reports 27% Growth in Medicare Advantage Membership, Surpassing 100,000 Lives After Strong Annual Election Period
•Robust plan benefits powered member growth, mainly driven by switchers from other plans
•Company will focus on balancing profitability with strategic investments in growth and technology to take advantage of strong market opportunity
•~95% of Clover’s January 1, 2025 membership is in its flagship 4 Star PPO plan
Wilmington, DE, January 13, 2025 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today announced a 27% year-over-year growth of its Medicare Advantage (MA) membership during the most recent Annual Election Period (AEP). The Company enters 2025 with over 100,000 members, approximately 95% of whom are enrolled in Clover’s flagship 4-Star PPO plan.
“Driven by robust plan benefits and our 4 Star rating, we’ve delivered exceptional member growth, and I feel honored to bring so many new people into our unique model of care,” said Andrew Toy, CEO of Clover Health. “We invest deeply in using technology to improve clinical outcomes through the earlier identification, management and treatment of chronic disease, a clear differentiator from our peers. Looking forward, we will take advantage of the strong market opportunity in front of us, by making strategic investments in growth as well as continuing to widen our AI-powered technology moat.”
Clover’s 4-Star rating PPO plan reflects the Company’s deep investment in care quality, with top performance across key HEDIS measures—an industry standard for healthcare quality. This achievement also positions Clover for an anticipated 5% benchmark increase in payment year 2026 (PY26), strengthening the company’s ability to reinvest in improving benefits and further accelerating membership growth.
Jamie Reynoso, CEO of Medicare Advantage at Clover Health, added: “Our foundational investments over the last few years—ranging from enhanced care management to operational efficiencies—are paying off. Keeping a keen focus on improving the health of our members, by being an active participant in their care management, Clover is in an incredibly strong position to continue this above-market growth trajectory while of course maintaining profitability. Our strong membership growth, coupled with the expected 2026 tailwinds of our 4-Star rating and increasing impact of our integrated care model, positions Clover for long-term Medicare Advantage success. We’re excited to keep pushing forward.”
About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements regarding Annual Election Period results, 2025 market growth and their anticipated effects on the Company’s financial performance, the number of Clover Health's Insurance members, Adjusted EBITDA profitability, and the Company’s Star Ratings and its affect on future membership growth and profitability, as well as the statements contained in the quotations of our executive officers and other expectations as to future performance, operations and results. Forward-looking statements regarding our Adjusted EBITDA profitability are based on our current targets which are preliminary and are derived from our 2025 financial outlook. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our Insurance business; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical care ratios; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue and businesses, including rules, regulations, and policies relating to healthcare and Medicare; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 14, 2024, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.
Press Contact:
Andrew Still-Baxter
press@cloverhealth.com
Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com